UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 5, 2010

NAVISTAR FINANCIAL CORPORATION

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Delaware	001-04146	36-2472404
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

425 N. Martingale Road

Schaumburg, Illinois 60173

(Address of Principal Executive Offices, including Zip Code)

(630) 753-4000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On March 5, 2010 Navistar Financial Corporation, a Delaware corporation (“NFC”), entered into the Operating Agreement (the “Operating Agreement”), a copy of which is filed as an exhibit hereto, by and among NFC, Navistar, Inc., a Delaware corporation (“NI”), Navistar International Corporation, a Delaware corporation (“NIC” and together with NI, “Navistar”), General Electric Capital Corporation, a Delaware corporation (“GECC”) and GE Capital Commercial Inc., a Delaware corporation (“GECCI” and together with GECC, “GE Capital”), for the purpose of establishing a financing program with GE Capital (the “Program”) pursuant to which Navistar and certain of its subsidiaries, including NFC (the “Navistar Companies”), shall promote and introduce the Program as the preferred source of retail customer financing for new (and under certain circumstances, refurbished or used) Navistar – manufactured trucks, truck chassis and truck accessories (including bodies) (“Equipment”) offered by the Navistar Companies and their related dealers in the United States. During the term of the Operating Agreement, the Navistar Companies shall offer GE Capital a right of first refusal to finance all purchases of Equipment offered by the Navistar Companies directly to prospective retail customers in the United States. Except as otherwise provided in the Operating Agreement, GE Capital will co-locate its operations related to the Program in NFC’s existing facility and will offer employment to certain of NFC’s sales, credit and marketing personnel. Except as otherwise provided in the Operating Agreement, GE Capital shall bear the first loss, of up to 10% of the amount financed, suffered with respect to any financing contract originated under the Operating Agreement and Navistar shall bear any credit losses in excess of such amount. Navistar shall be given the opportunity to remarket any equipment which is returned or repossessed in accordance with the terms of the Operating Agreement. The term of the Operating Agreement is three years, and shall automatically extend in one-year increments unless terminated by either Navistar or GE Capital in accordance with its terms.

Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Description
Exhibit 10.1	Operating Agreement, dated March 5, 2010, among Navistar Financial Corporation, Navistar, Inc., Navistar International Corporation, General Electric Capital Corporation and GE Capital Commercial Inc.

SIGNATURES

According to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NAVISTAR FINANCIAL CORPORATION

/S/ WILLIAM V. MCMENAMIN
By:	William V. McMenamin
Its:	Vice President, Chief Financial Officer and Treasurer

Date: March 9, 2010

INDEX OF EXHIBITS

Exhibit No.	Description
Exhibit 10.1	Operating Agreement, dated March 5, 2010, among Navistar Financial Corporation, Navistar, Inc., Navistar International Corporation, General Electric Capital Corporation and GE Capital Commercial Inc.